Page 1 of 17 v1APMLA-160601 BUSINESS LOAN AND SECURITY AGREEMENT [Agreement/Finance ID # 6314692047 - 0217021700] This Business Loan and Security Agreement (this “Agreement”) dated February 17, 2017 is between American Express Bank, FSB (“Lender”) and each of the borrowers listed on Schedule A (each “Borrower” and collectively “Borrowers”). 1. Parties; Definitions. In this Agreement, the words “you” and “your” refer to Borrowers, jointly and severally. The words “we”, “us” and “our” refer to Lender and its successors or assigns, including any “Assignee” as defined in Section 13. Terms used but not defined herein have the meaning assigned to them, unless otherwise indicated, in the Card Acceptance Agreement (as defined below). 2. Effective Date; Term. The term of this Agreement (the “Term”) begins on the date we accept it at our home office in the State of Utah by sending you the Loan (the “Effective Date”), and ends 365 days after the disbursement of the initial Loan (the “Maturity Date”). You understand and agree that we are not required to send you the Loan until you have provided us with all documents and fully met all conditions required by this Agreement. If there is a delay in your receipt of the Loan for these or any other reasons, you agree that there will be no adverse consequence to us. However, if the principal amount of the Loan, the Loan Fee and all other amounts due under this Agreement (such sum, the “Outstanding Balance”) have been paid prior to the Maturity Date, and you have done everything else you are required to do under this Agreement, at your election and with 10 days prior signed notice to us, the Term will end and you will have no further obligations to us under this Agreement (other than those obligations that expressly survive the expiration or termination of this Agreement pursuant to the terms hereof). 3. Loan. Subject to Section 2, we agree to lend to you the Loan in an aggregate amount equal to the amount set forth in Section B hereto. We will notify you as provided in this Agreement of the date of Loan disbursement (the “Disbursement Date”) and Maturity Date applicable to this Agreement; you and we agree that the Disbursement Date and Maturity Date set forth in such notice (the “Maturity Date Notice”) constitute a part of and are incorporated into this Agreement. 4. Intentionally Omitted. 5. Use of Loan Proceeds. You represent to us and agree that the principal amount of the Loan will be used for business purposes only. Such business purposes would (by way of illustration and not limitation) typically include: (a) buying merchandise, inventory or related goods you will rent or sell to your customers, (b) buying equipment or other goods for use in your business, (c) training or other services needed by your business, and/or (d) making improvements to your business location (but not to buy real estate). You represent and warrant that you will not use any portion of the Loan to repay any outstanding debt or satisfy any obligation to any of our affiliates, including, without limitation, American Express Travel Related Services Company, Inc. (“AETRS”). REGARDLESS OF ANYTHING ELSE STATED IN THIS AGREEMENT, YOU ACKNOWLEDGE AND AGREE THAT: (A) YOU WILL USE THE PRINCIPAL AMOUNT OF THE LOAN (AND THE GOODS OR SERVICES YOU BUY WITH THE PRINCIPAL AMOUNT) SOLELY FOR BUSINESS PURPOSES AND NOT FOR CONSUMER, PERSONAL, FAMILY OR HOUSEHOLD PURPOSES; (B) YOU WILL NOT USE THE PRINCIPAL AMOUNT OF THE LOAN TO FUND DIVIDENDS OR DISTRIBUTIONS TO YOUR SHAREHOLDERS, PARTNERS, MEMBERS OR OTHER OWNERS OF AN EQUITY INTEREST IN YOUR BUSINESS; AND (C) THIS LOAN IS NOT A “CONSUMER TRANSACTION” AS DEFINED IN THE UNIFORM COMMERCIAL CODE (“UCC”). 6. Promise to Pay. In exchange for us loaning you the Loan, you unconditionally promise to pay us the principal amount of the Loan, the Loan Fee and all other amounts this Agreement requires you to pay. You agree to make payments to us in the manner stated in Section 7 of this Agreement. As part of your agreement to repay us without conditions, you waive (both as to the original Loan and any renewal, extension, refinancing or consolidation of the Loan): (a) protest, demand and presentment: (b) notice of dishonor, protest or suit; (c) all other notices or requirements necessary to hold you liable hereunder; and (d) all rights of exemption under the constitution or laws of any state as to real or personal property. YOU AGREE THAT YOUR OBLIGATIONS UNDER THIS AGREEMENT ARE ABSOLUTE AND UNCONDITIONAL, AND SHALL CONTINUE IN FULL FORCE AND EFFECT REGARDLESS OF ANY CIRCUMSTANCE WHATSOEVER, AND THAT SUCH OBLIGATIONS SHALL NOT BE AFFECTED BY ANY A. BANKING INFORMATION Bank name: Bankunited ABA (Bank Routing) Number 267090594 DDA (Bank Account) Number: XXXXXXXXXXXXXXXX7238 B. PAYMENT INFORMATION “Loan”: $1,000,000.00 “Repayment Rate”: 6% C. FEE DISCLOSURE This Agreement requires Borrowers to pay Lender certain fees and charges. These fees and charges include, but are not limited to, a Loan Fee equal to 3.5% of the original principal balance of the Loan, as well as those other fees described in Section 7.3 below.

Page 2 of 17 v1APMLA-160601 COUNTERCLAIM, SET-OFF, RECOUPMENT, OFFSET, DEFENSE OR OTHER ALLEGED RIGHT AGAINST US. 7. Method of Repayment. 7.1. Payment through Settlement Amounts. You are party to an agreement with our affiliate, American Express Travel Related Services Company, Inc. (“AETRS”), governing your acceptance of Cards (the “Card Acceptance Agreement”). You hereby authorize and direct us to contact AETRS and, notwithstanding anything to the contrary in the Card Acceptance Agreement, instruct AETRS to remit the amount equal to the Repayment Rate (as adjusted from time to time in accordance with this Agreement) of the Settlement Amounts to us, rather than to disburse such amounts to you until such time as we have received the entire Outstanding Balance; such authorization, instruction and direction being coupled with an interest and irrevocable until all of your obligations hereunder have been indefeasibly and fully paid and performed. You may not revoke this authorization and instruction without our prior signed consent. You waive any claim for damages you may have against us, AETRS, or our affiliates in connection with actions taken based on such instructions. Amounts received in repayment of the Loan are not subject to a refund. The initial Repayment Rate is set forth in Section B of this Agreement. For purposes hereof, “Settlement Amounts” shall mean, for any applicable period, all proceeds, settlements, payments or other amounts with respect to all forms of American Express bank cards and other American Express payment devices used by you for electronic transactions (whether or not such devices were in use when this Agreement was made), including credit, debit, charge, smart, electronic benefit transfer, contactless and RFID-enabled cards (“Cards”) that you receive. Amounts received in repayment of the Loan are not subject to a refund. YOU ACKNOWLEDGE AND AGREE THAT WE ARE MAKING YOU A LOAN AND NOT AN OUTRIGHT PURCHASE OR DISCOUNTING OF RECEIVABLES. YOU MUST PAY US ALL AMOUNTS DUE UNDER THIS AGREEMENT WHETHER OR NOT THE SETTLEMENT AMOUNTS ARE ENOUGH TO PAY THOSE AMOUNTS. 7.2. Scheduled Payments; Due Date; Repayment Rate Adjustment. (a) We will apply the amounts received from AETRS pursuant to Section 7.1 of this Agreement (“Loan Remittances”) to the amounts you owe us. We will maintain, in accordance with our customary procedures, a loan account in your name in which we will record the date and amount of the Loan and the date and amount of each payment in respect of the Loan (including all Loan Remittances); provided, however, our failure to record the date and amount of the Loan shall not adversely affect us. Each month, we shall make available to you a statement showing the accounting for the Loan made, and the payments made or credited in respect thereof. The monthly statements shall be deemed correct and binding upon you in the absence of manifest error and shall constitute an account stated between us and you unless we receive a signed statement of your specific exceptions thereto within thirty (30) days after such statement is received by you. Our records with respect to the loan account shall be conclusive evidence absent manifest error of the amount of the Loan and other charges thereto and of payments applicable thereto. (b) Unless accelerated pursuant to Section 9.2, the Loan, together with the Loan Fees as described in Section 7.3, is due and payable in accordance with the cumulative payment schedule (the “Payment Schedule”) that will be included in the Maturity Date Notice. The Payment Schedule contained in the Maturity Date Notice constitutes a part of and is incorporated into this Agreement. An estimated cumulative payment schedule is attached hereto as Schedule B. For the avoidance of doubt, the cumulative payment schedule set forth in Schedule B is only an estimate; you are obligated to repay the Loan, together with the Loan Fees, in accordance with the Payment Schedule that will be provided to you in the Maturity Date Notice. In any month that the minimum cumulative payment specified in the Payment Schedule (the “Minimum Payment”) for a given date is not met, the difference between the Minimum Payment and the actual Loan Remittances received as of such date will be deemed to be past due. In the event that any portion of the Outstanding Balance become past due, Lender may increase the Repayment Rate to 100% until no portion of the Outstanding Balance is past due. (c) Upon the Maturity Date, the Outstanding Balance shall be immediately due and payable in full. Such payment shall be made promptly by a payment method of which we will notify you. Thereafter, until the Outstanding Balance is paid in full, the Repayment Rate will be increased to 100%, and your obligations under this Agreement shall continue in full force and effect. (d) After the occurrence and during the continuance of an Event of Default with respect to any Borrower, we also will have the right, but not the obligation, in our sole credit judgment to increase the Repayment Rate, temporarily or permanently. OUR RIGHTS UNDER THIS SECTION 7.2(d) ARE IN ADDITION TO, AND DO NOT LIMIT IN ANY WAY, OUR RIGHTS AND REMEDIES UNDER SECTION 9.2. (e) It is possible to calculate an implicit interest rate based upon the principal amount of the Loan advanced, the date and amount of payments received with respect to the Loan and the Loan Fee or any other fees paid (the “Implicit Rate”). However, this Agreement does not have an interest rate and you agree that, other than as provided in Section 7.3 or Section 15, we have no obligation to adjust either the Repayment Rate or amount of the Loan Fee if your volume of Loan Remittances is greater or less than what either of us anticipated at the time we made this Agreement. You also acknowledge and agree that, if your volume of Loan Remittances is greater than what either of us anticipated at the time we made this Agreement or you incur fees, the effective interest rate under this Agreement may be higher than the Implicit Rate. 7.3. Fees. Subject to Section 15, upon the Disbursement Date, you agree we shall have fully earned a non-refundable fee (the “Loan Fee”) equal to 3.5% of the

Page 3 of 17 v1APMLA-160601 original principal balance of the Loan. The Loan Fee will be payable upon the earliest to occur of (a) the date upon which the Loan is repaid in full, (b) the Maturity Date or (c) the date the amounts due under this Agreement are accelerated pursuant to Section 9.2. Notwithstanding the foregoing, provided that no Event of Default has occurred, if the Outstanding Balance has been repaid in full within (i) 180 days of the Disbursement Date, you will receive a rebate equal to 25% of the Loan Fee; or (ii) 270 days of the Disbursement Date, you will receive a rebate equal to 10% of the Loan Fee. 7.4. Intentionally Omitted. 7.5. Contact With Processors. You hereby (a) authorize us to contact any of your past, present or future processors to obtain any information that we deem necessary or appropriate regarding any of your or their transactions with such processors, and (b) authorize and direct such processors to provide us with all such information. 7.6. Designated Account. The “Designated Account” is the bank account into which you receive Settlement Amounts under your Card Acceptance Agreement. You represent, warrant and agree that, as of the Effective Date, the bank account listed in Section A of this Agreement (a) was established for business purposes and continues to be used for business purposes and (b) is the Designated Account. If we transfer to the Designated Account, any other account held by you, or any account held by one of your owners, shareholders, partners, members, principals, officers, directors or employees (each, a “Principal”), any funds that should have been applied to the amounts due to us under this Agreement, or if you otherwise have monies deposited in your or any Principal’s accounts that otherwise should have been applied to amounts due to us under this Agreement, you immediately shall pay or cause the Principal to pay to us all such funds. 8. Prepayment. At any time, you may prepay, in full or in part, your obligations under this Agreement. You may prepay such obligation in full by paying us an amount equal to the Outstanding Balance. 9. Default; Remedies. 9.1. Events of Default. Each of the following shall constitute an “Event of Default” under this Agreement: (a) with respect to your business, as of any measuring date, the total sales for any rolling 12 month period ending during the Term is less than or equal to 50% of the total sales for the prior 12 month period; (b) your Settlement Amounts for any month during the Term is less than or equal to 50% of your Settlement Amounts for such month during the immediately preceding year; (c) your Settlement Amounts for any rolling three month period ending during the Term is less than or equal to 50% of your Settlement Amounts for such rolling three month period during the immediately preceding year; (d) we do not receive any Settlement Amounts for 7 consecutive days; (e) any amount due and owing to us under this Agreement is sixty (60) days past due; (f) your American Express Merchant Account or Merchant Number or the American Express Merchant Account or Merchant Number of any of your affiliates is cancelled; (g) you fail to pay any amount you owe us under this Agreement, including without limitation when an ACH debit for any such amount is rejected or a check is returned; (h) a Lien (as defined below) attaches to the Settlement Amounts; (i) you utilize the services of a processor, other than as set forth in Section 12.4(c), to process all or a portion of your Settlement Amounts; (j) any warranty, representation or statement made or furnished to us by you or any Signing Principal or on your or any Signing Principal’s behalf under this Agreement is or becomes false or misleading in any material respect; (k) this Agreement ceases to be in full force and effect at any time and for any reason; (l) you: (i) legally dissolve, are adjudicated insolvent or cease to pay your debts as they mature, (ii) make a general assignment for the benefit of or enter into an arrangement with creditors, (iii) apply for or consent to the appointment of a receiver, trustee or liquidator of you or a substantial part of your property, (iv) become subject to, voluntarily or involuntarily, a petition in bankruptcy or under any similar law; (v) take any step to effectuate any of the foregoing (i)-(iv); or (vi) if an individual, die or become legally incompetent; (m) you fail to perform or comply with any other term, provision, condition, covenant or agreement contained in this Agreement or any other documentation related to this Agreement; (n) you default under any other agreement with us, any Assignee or any affiliate of either us or any Assignee (including, without limitation, the Card Acceptance Agreement), or under any agreement with any third party material to your business or providing for the lease of real or personal property or the repayment of money borrowed; (o) we reasonably deem ourselves insecure with respect to your performance hereunder; (p) your credit rating or credit score is downgraded or a risk alert is generated, in any case, by any third party credit reporting service (e.g., Experian, D&B or Equifax) or us; (q) there is a positive debit balance on your American Express Merchant Account or the American Express Merchant Account of any of your affiliates with respect to any Card; and (r) any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of your obligations hereunder. For the avoidance of doubt, if an Event of Default occurs with respect to a single Borrower, the parties agree and acknowledge that there shall be deemed to be an Event of Default by all of the Borrowers hereunder. 9.2. Remedies. Upon the occurrence of an Event of Default under Section 9.1(l) (excluding sub-clause (v) thereof), regardless of whether such Event of Default occurs with respect to one or more Borrowers, the unpaid balance of the Loan, the Loan Fee and all other amounts you owe us under this Agreement will be immediately due and payable. Upon the occurrence of any other Event of Default, regardless of whether such Event of Default occurs with respect to one or more Borrowers, we shall have the right, but not the obligation, to declare the Outstanding Balance to be immediately due and payable, and increase the Repayment Rate. In addition, we shall have and may exercise any and all other rights and remedies available to us as a secured party at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of our rights and remedies, whether evidenced by this Agreement or by any other record, shall be cumulative and may be exercised singularly or concurrently,

Page 4 of 17 v1APMLA-160601 against any or all Borrowers at our election. Election by us to pursue any remedy will not constitute a waiver of our rights to pursue other remedies. No forbearance or delay by us shall be deemed to waive any of our rights or remedies or create a course of dealing between the parties. Any election by us to make expenditures or to take action to perform one or more of your obligations under this Agreement, after your failure to perform, shall not affect our right to declare an Event of Default and exercise our remedies. 9.3. Authorization to Withdraw from Designated Accounts for Amounts Past Due and/or Upon Event of Default. You and each Principal that has executed this Agreement (each, a “Signing Principal”) hereby irrevocably authorize us (such authorization being coupled with an interest) to debit or otherwise withdraw (via the ACH system, electronic checks, wires or otherwise) any funds we are entitled to receive under this Agreement for amounts past due and/or upon the occurrence of an Event of Default from any deposit accounts owned or controlled by you, including without limitation, the Designated Account. You represent, warrant and agree that, as of the date of and during the Term of this Agreement, each such deposit account was established for business purposes and continues to be used for business purposes. This authorization may not be revoked until we have received the Outstanding Balance that is past due, or, as applicable, the entire principal amount of the Loans, the Loan Fees and any other amounts owed to us under this Agreement upon an Event of Default. You and each Signing Principal acknowledge and agree that we may issue pre-notifications to your bank(s) with respect to such debits, withdrawals and other transactions. Further, you and each Signing Principal agree that you shall provide such information and execute such documents to enable us to make such debits as may be reasonably requested by the financial institution(s) at which such deposit accounts are held. Within two (2) business days of any request by us, you shall provide, or cause the applicable financial institutions to provide, us with records and/or other information regarding the Designated Account and any other such deposit accounts owned or controlled by you. You and each Signing Principal hereby authorize and direct the applicable financial institutions to provide us with all such information at the Borrowers’ expense. 10. Additional Repayment Terms. 10.1. Other Payment Methods. You may make payments to us in addition to Loan Remittances to satisfy your obligations under this Agreement. All such payments must be made in immediately available funds and in U.S. Dollars paid via a payment method of which we will notify you. Any payments sent by mail or overnight courier must be addressed to Lender at such address as we may provide to you from time to time. You acknowledge and agree that payments sent to any other address may not be timely processed or credited. Any payments made under this section shall not affect in any way your obligation to make Loan Remittances. We may accept late, postdated or partial payments without losing any of our rights under this Agreement or otherwise. We have no obligation to hold postdated checks and may process any postdated check on the date we receive it without being liable to you for any damages or other claims you may assert, which you hereby expressly waive. You agree not to mark any partial payment “paid in full,” “without recourse,” “in full satisfaction” or with any similar language, and you agree that any such notations shall have no force or effect and that we will not lose any of our rights under this Agreement if we accept any such payments. 10.2. Application of Payments. We generally will apply payments first to amounts you owe us other than the principal balance of the Loan and fees (such as for amounts we incur in performing your obligations pursuant to Section 14), then to the principal balance of the Loan and to the Loan Fee and any other fees you owe to us. However, we reserve the right to apply payments in any order or manner we choose, in our sole discretion. 10.3. Excess Payments. If we receive payments under this Agreement that exceed the principal amount of the Loan, the Loan Fee and any other amounts we are entitled to receive (such excess being called the “Excess Payment”), we agree to pay such Excess Payment to you within thirty (30) days after we discover the overpayment. You acknowledge and agree that we have no obligation to return to you or attempt to recover from any third party any funds that we have not received which would become an Excess Payment upon our receipt of such funds. 10.4. Indemnification; Limitation of Liability. You shall indemnify and hold us and our successors, assigns, officers, directors, affiliates, employees, agents and representatives (the “Indemnified Parties”) harmless from and against all losses, damages, claims, liabilities, obligations, penalties, suits, actions, controversies, or proceedings of any kind, imposed upon, incurred by, or asserted against any of the Indemnified Parties, in any way arising from, in connection with, relating to, or incident to your breach of this Agreement, including the payment of all costs and expenses of every kind for the enforcement of our rights and remedies hereunder, including the costs referenced in Section 12.12. Such amounts will bear interest at the rate for prejudgment interest prevailing in your jurisdiction until paid. IN NO EVENT WILL WE BE LIABLE FOR ANY CLAIMS ASSERTED BY YOU UNDER ANY THEORY OF LAW, INCLUDING ANY TORT OR CONTRACT THEORY FOR LOST PROFITS, LOST REVENUES, LOST BUSINESS OPPORTUNITIES, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH YOU HEREBY EXPRESSLY WAIVE. The foregoing indemnities are continuing indemnities and shall survive expiration or termination of this Agreement for any reason. 11. Grant of Security Interest. Capitalized terms used in this section without definition which are not defined elsewhere in this Agreement have the meanings provided in the UCC. For valuable consideration and to secure the prompt payment and performance in full of all of any Borrower’s indebtedness, liabilities and obligations to us, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising, whether or not such indebtedness,

Page 5 of 17 v1APMLA-160601 liabilities and obligations relate to the Loan described in this Agreement and whether or not contemplated by the parties at the time of the granting of this security interest, regardless of how they arise or by what agreement or instrument they may be evidenced or whether evidenced by any agreement or instrument and including obligations to perform acts and refrain from taking action as well as obligations to pay money, including all interest, other fees and expenses, each Borrower hereby grants to us a security interest in the following properties, assets and rights (the “Collateral”), wherever located, whether now owned or hereafter acquired or arising and howsoever your interest therein may arise or appear (whether by ownership, lease, security interest, claim, or otherwise): (a) any and all amounts owing to you now or in the future from any merchant processor, including the Settlement Amounts; (b) all Accounts; (c) all Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper); (d) all Instruments; (e) all Goods, including, without limitation, Equipment, Inventory, Farm Products, Accessions, and As Extracted Collateral; (f) all Documents; (g) all General Intangibles (including, without limitation, Payment Intangibles and software); (h) all Deposit Accounts; (i) all Letter of Credit Rights; (j) all Investment Property; (k) all Supporting Obligations; (1) all trademarks, trade names, service marks, logos and other sources of business identifiers, and all registrations, recordings and applications with the U.S. Patent and Trademark Office (“USPTO”) and all renewals, reissues and extensions thereof (collectively “IP”); (m) any records and data relating to any of the foregoing, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of your right, title and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media; and (n) any and all proceeds of any of the foregoing, including insurance proceeds or other proceeds from the sale, destruction, loss, or other disposition of any of any of the foregoing, and sums due from a third party who has damaged or destroyed any of the foregoing or from that party’s insurer, whether due to judgment, settlement or other process. Notwithstanding the foregoing, the Collateral does not include any real estate, motor vehicles, household furniture or fixtures, and any other goods for personal, family or household use. You irrevocably authorize us at any time and from time to time to file: (i) in any filing office in any jurisdiction any initial financing statements and amendments thereto that indicate the collateral therein as all of your assets or words of similar effect, regardless of whether such description is greater in scope than the collateral pledged to us hereunder; and (ii) such recordations with the USPTO we deem necessary or desirable to evidence the security interest in IP described above. 12. Representations, Warranties and Covenants. You and each Signing Principal represents, warrants and covenants the following as of the Effective Date and during the Term of this Agreement: 12.1. Your Business and Operations. You shall: (a) except as expressly permitted by applicable law, not do or fail to do anything that could have an adverse effect on the acceptance or authorization of Cards for the purchase of your goods and services, including, for example, failing to promptly repair any inoperable Card processing equipment; and (b) not sell or otherwise transfer your business without: (i) our express prior signed consent and (ii) the assumption of all of your obligations under this Agreement using documentation reasonably satisfactory to us. 12.2. Financial Indebtedness. Except for the indebtedness disclosed to us in a signed record delivered to us prior to the Effective Date, you will not incur any additional financial indebtedness without our prior signed consent. 12.3. Name, Location, Authority, Etc. (a) You are and shall remain duly organized, licensed, validly existing and in good standing under the laws of your state of formation and are and shall remain duly qualified, licensed and in good standing in each and every other state in which the failure to do so could have a material adverse effect on your financial condition, business or operations; (b) your exact legal name set forth in Schedule A is true and correct and you do not and shall not conduct your business under any other name (other than the D/B/A listed in Schedule A); (c) you shall not change your place of business, your legal name, entity type or state of formation; (d) you are authorized and permitted, by law, your organizational documents, any contracts to which you or any Signing Principal is a party and otherwise, to execute, deliver and perform this Agreement and all related documents; (e) you are subject to no charter, corporate or other legal restriction, or any judgment, award, decree, order, governmental rule or regulation or contractual restriction that could have a material adverse effect on your financial condition, business or prospects; (f) you are and will continue to be in compliance with your organizational and formation documents, all contractual requirements by which you may be bound, and all applicable federal, state and local laws, statutes, regulations, ordinances and rules pertaining to the conduct of your business, including without limitation (i) the regulations of card associations and payment networks, and (ii) maintaining any licenses, approvals, consents, registrations and other authorizations necessary for the conduct of your business; (g) there is no action, suit, proceeding or investigation pending or, to your knowledge, threatened against or affecting you or any of your assets before or by any court or other governmental authority which, if determined adversely to you, would have a material adverse effect on your financial condition, business or prospects or the value of the Collateral; (h) you are not (i) listed on the U.S. Department of Treasury, Office of Foreign Assets Control, Specially Designated Nationals and Blocked Persons List (available at www.treas.gov/ofac), (ii) listed on the U.S. Department of State’s Terrorism Exclusion List (available at www.state.gov), or (iii) located in or operating under license issued by a jurisdiction identified by the U.S. Department of State as a sponsor of international terrorism, by the U.S. Secretary of the Treasury as warranting special measures due to money laundering concerns, or as non- cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization of which the United States is a member; and (i) you are current on the lease or mortgage, as applicable, for each of your business locations.

Page 6 of 17 v1APMLA-160601 12.4. Processing Agreement; Designated Account. You shall: (a) comply with the Card Acceptance Agreement at all times; (b) not change your payment option from net pay under your Card Acceptance Agreement without our consent, (c) exclusively use AETRS (or the third-party processor approved by us as of the date of this Agreement) for the processing of all of your Card transactions and not change such arrangement during the Term, (d) not open a new account other than the Designated Account to which Settlement Amounts will be deposited; (e) not take any action to cause Settlement Amounts to be settled or delivered to any person other than us; (f) not revoke or cancel any of the authorizations to debit or otherwise withdraw from or access the Designated Account or any other account described in this Agreement; and (g) not add, remove or otherwise alter the payees associated with your business and Card Acceptance Agreement without our consent. In addition to any other remedies available hereunder, in the event that you change or permit the change of the processor accepted by us or utilize the services of an additional processor, we shall have the right, without waiving any of our rights or remedies and without notice to you or any other party, to notify the new or additional processor of this Agreement and to direct such new or additional processor to make payment to us of all or any portion of the amounts received or held by such processor for or on your behalf to pay any amounts we are entitled to receive hereunder. You hereby grant to us an irrevocable power of attorney, which power of attorney shall be coupled with an interest, and hereby appoint us and our designees as your attorney-in-fact, to take any and all actions necessary or appropriate to direct such new or additional processor to make payment to us as contemplated by this section. 12.5. Insurance. You shall maintain insurance in such amounts and against such risks as are consistent with past practice and shall show proof of such insurance upon our request. 12.6. Business Information; Reliance; Compliance. All information (financial and other) provided by or on your or any Signing Principal’s behalf to us in connection with or pursuant to this Agreement is true, accurate and complete in all respects. You and each Signing Principal shall furnish us such information as we may request from time to time within 14 days of the date of such request, including, without limitation, tax records, financial statements (including, the most recent consolidated balance sheets and consolidated statements of earnings), bank statements and a duly completed and executed Form-4506T (or its equivalent). You acknowledge and agree that all information (financial and other) provided by or on behalf of you and/or any Signing Principal has been relied upon by us in connection with our decision to advance you the Loan. Failure to provide requested information is an Event of Default under Section 9.1(m) and may be a factor in future decisions to extend credit to you or any other Signing Principal. 12.7. Transactions Involving Settlement Amounts. You shall not (a) enter into any arrangement, agreement or commitment that relates to or involves the pledge or sale of Settlement Amounts, whether in the form of a purchase of, a loan against, or the sale or purchase of credits against, Settlement Amounts with any person or entity other than us; or (b) allow any security interest, lien, claim, charge, restriction, condition, option, right, mortgage, equity, pledge or encumbrance of any kind or nature whatsoever (collectively, “Liens”) to exist on any Settlement Amounts. 12.8. Inspection of Collateral and Place of Business. We, or such other third party as we may designate, shall have the right during your normal business hours and at any other reasonable time to examine the Collateral where located and the interior and exterior of any of your places of business. During an examination of any of your places of business, we may examine, among other things, whether you (a) have a place of business that is separate from any personal residence, (b) are open for business, (c) have sufficient inventory to conduct your business and (d) have one or more point-of-sale terminals to process Card transactions. When performing an examination, we may photograph the interior and exterior of any your places of business, including any signage, and may photograph any Principal. 12.9. Solvency. You represent and warrant that you do not presently intend to close or cease operating your business, in whole or in part, temporarily or permanently. As of the date of this Agreement, you are solvent and are not contemplating any insolvency or bankruptcy proceeding. During the four (4) months preceding the date of this Agreement, neither you nor any Principal has discussed with or among your management, with counsel, or with any other advisor or creditor, any potential insolvency, bankruptcy, receivership, or assignment for the benefit of your creditors and no such action or proceeding has been filed or is pending. Other than as disclosed to us in a signed record delivered to us, no eviction or foreclosure is pending or threatened against you. 12.10. Confidentiality; Press Releases. You and each Signing Principal understand and agree that the terms and conditions of the products and services we offer, including this Agreement and any other documentation provided by us (“Confidential Information”) are our proprietary and confidential information. Accordingly, unless disclosure is required by applicable law or court order, you shall not disclose Confidential Information to any person other than your attorneys, accountants, financial advisors or employees who need to know such information for the purpose of advising you (“Advisors”), provided that such Advisors use such information solely to advise you and first agree in a signed record to keep such information confidential. You shall not issue any press release or make any public announcement (or both) in respect of this Agreement or us without our prior signed consent. In the event that you were referred to us by a third party (a “Referral Source”), you acknowledge and agree that we may inform such Referral Source and its partners that we extended you a loan under this Agreement. 12.11. Credit Reports and Information Sharing. You hereby authorize us to obtain your business credit bureau reports from time to time for purposes of determining your eligibility for the loan evidenced by this Agreement, monitoring your status, or for any update, renewal, extension of credit or other lawful purpose, including collection

Page 7 of 17 v1APMLA-160601 activities. We may report our credit and transactional experiences with you and/or any Signing Principal to business credit bureaus. You and each Signing Principal hereby waive to the maximum extent permitted by law any claim for damages against us or any of our affiliates relating to any (a) investigation undertaken by or on your behalf as permitted by this Agreement or (b) disclosure of information as permitted by this Agreement. You also agree that we may release any such information if we believe it is required to comply with any governmental or legal process, whether or not such release is actually required, or when it is necessary or desirable in connection with a transaction or investigating a loss or potential loss. If you fail to satisfy the terms of your credit obligations hereunder, we may submit a negative credit report to a business credit reporting agency that adversely affects your credit score or record. 12.12. Collection Costs and Fees. To the extent not prohibited by applicable law, you shall pay to us any and all expenses, including collection costs, attorneys’ fees and expenses, expert fees and expenses, and all other expenses which may be incurred by us in the prosecution, defense, settlement and/or other resolution of any claim, demand, action or proceeding arising out of or relating to this Agreement, the Collateral or any of our related rights or interests, regardless of whether you are a party to that action or proceeding or made aware of the claim or demand before it is resolved. Without limiting the generality of the foregoing, the expenses you shall pay to us include counsel fees and expenses incurred in any bankruptcy or insolvency proceedings and all costs and expenses (including search fees) incurred or paid by us for the purpose of administering, protecting or realizing our security under this Agreement. All amounts described in this section shall be considered advances to protect our security, and shall be secured by this Agreement. 12.13. Mutual Benefit and Consideration. You and each Signing Principal represent and warrants that (i) for purposes of this transaction, Borrowers are operated as part of a consolidated business entity and are directly dependent upon each other for and in connection with their respective business activities and financial resources; (ii) each Borrower will receive a direct economic and financial benefit from the Loans made under this Agreement, and (iii) the incurrence of such debt is in the best interests of each Borrower. 13. Assignment. Without our prior signed consent, you shall not pledge, cancel, revoke or assign this Agreement or your rights hereunder. Any prohibited assignment shall be void. No consent to an assignment by us shall release you from your obligations hereunder. We may assign, mortgage, pledge or otherwise transfer or delegate this Agreement or any of our rights or obligations hereunder without notifying you or obtaining your consent. Without limiting the generality of the foregoing, we may grant a security interest in any and all of our rights and interests pursuant to this Agreement, including our rights and interests in and to the Repayment Rate, the principal amount of the Loan and the Loan Fee, to any party (each, an “Assignee”), including parties from whom we may obtain financing, and you agree that such Assignee is entitled to enforce any and all of our rights, remedies and interests under this Agreement. Any Assignee shall have all of our rights, but no liability for any of our obligations under this Agreement, and you agree that you will not assert against any Assignee any defense, counterclaim, set-off, recoupment, offset or other alleged right that you may have against us. Upon and following receipt of signed notification by an Assignee to you, you are authorized and directed to remit any and all amounts then or thereafter payable by you to us directly to such Assignee, for our account. As between you and any such Assignee, any remittance sent to us following such receipt shall not constitute payment unless and until such payment is actually received by such Assignee. 14. Right to Perform; Further Assurances. You agree to promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that we may reasonably request, in order to (a) create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby, (b) enable us to exercise and enforce our rights and remedies hereunder with respect to any Collateral, and (c) evidence or effect your agreements and obligations under this Agreement. YOU ACKNOWLEDGE THAT THE FEES WE CHARGE TO YOU FOR DOCUMENTATION, ORIGINATION, TAX COMPLIANCE OR ANY OTHER MATTER ASSOCIATED WITH THIS AGREEMENT MAY REPRESENT PROFIT TO US IN WHOLE OR IN PART AND MAY NOT BE MERELY A REIMBURSEMENT FOR ACTUAL COSTS. 15. Usury Savings Clause. It is the intention of parties hereto to comply strictly with applicable laws and accordingly, in no event and upon no contingency shall we ever be entitled to receive, collect, or apply as interest any interest, fees, charges or other payments equivalent to interest, in excess of the maximum rate of interest which we may lawfully charge under applicable law (the “Maximum Rate”). In the event that we ever receive, collect, or apply as interest any such excess, such amount which, but for this provision, would be excessive interest, shall be applied to the reduction of the principal balance owed hereunder; and if said principal balance, and all lawful interest thereon, is paid in full, any remaining excess shall forthwith be paid to you, or other party lawfully entitled thereto. In addition, in the event that we determine that as a result of your volume of Loan Remittances being greater than what either of us anticipated at the time we made this Agreement, our charging the full amount of the Loan Fee would exceed the Maximum Rate, we will give you an early payment discount so that the Loan Fee does not exceed the Maximum Rate. In determining whether or not the interest or fees paid or payable, under any specific contingency, exceeds the highest rate which we may lawfully charge under applicable law from time to time in effect, the parties shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as a reasonable loan charge, rather than as interest. Any provision hereof, or of any other agreement between the parties, that operates to bind, obligate, or compel you to pay interest in excess of such Maximum Rate shall be construed to require the payment of the Maximum Rate only. The provisions of this section shall

Page 8 of 17 v1APMLA-160601 be given precedence over any other provision contained herein or in any other agreement between the parties that is in conflict with the provisions of this section. 16. Agent for Borrowers; Dealing with Multiple Borrowers. Each Borrower hereby irrevocably appoints [sSTK MIDTOWN, LLC] (“Agent”) as its agent with respect to this Agreement. Agent is authorized to issue notices and take the actions contemplated by this agreement on behalf of each Borrower. Lender shall only be required to comply with instructions or notices issued by Agent, whether on Agent’s own behalf or in its capacity as agent for the Borrowers. Notwithstanding the foregoing, Lender may deal directly with any Borrower with regard to all matters concerning the rights and obligations of Lender and Borrowers hereunder. All actions or inactions of the officers, managers, members and/or agents of any Borrower with regard to the transactions contemplated under the Loan Documents shall be deemed to have been taken, or not taken, as applicable, with full authority and shall be binding upon all Borrowers hereunder with or without notice of such action or inaction being provided to each Borrower hereunder. Each Borrower hereby appoints the Agent and each other Borrower as its true and lawful attorney- in-fact, with full right and power, for purposes of exercising all rights of such person hereunder and under applicable law with regard to the transactions contemplated under the Loan Documents. The foregoing is a material inducement to the agreement of Lender to enter into this Agreement and to consummate the transactions contemplated hereby. 17. Notices. Except as otherwise provided in this Agreement, all notices required under this Agreement and other information concerning this Agreement (“Communications”) shall be personally delivered or sent by U.S. postal service, first class mail, postage prepaid or by expedited mail courier service. In addition, Lender may, in its sole discretion, send such Communications to Borrower electronically in the manner described in this Section. Communications sent by personal delivery, U.S. mail or expedited mail courier will be sent to Borrower at the address set forth on page one of this Agreement and any such notice to Lender shall be at the following address (or to any other address as may be specified by either party by a notice given as provided herein): American Express Bank, FSB c/o: Datamark Inc. Attn: Merchant Financing Counsel 43 Butterfield Circle El Paso, TX 79906 Communications may be sent electronically by Lender to Borrower (i) by transmitting the Communication to the electronic address provided by the Borrower or to such other electronic address as Borrower may specify from time to time in writing, or (ii) by posting the Communication on a website and sending the Borrower a notice to Borrower’s postal address or electronic address telling Borrower that the Communication has been posted, its location, and providing instructions on how to view it. Communications shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, or (ii) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered. Communications sent electronically to Borrower will be effective when the Communication, or a notice advising of its posting to a website, is sent to Borrower’s electronic address. 18. Joint and Several Liability. Each Borrower is jointly and severally liable for the performance of all obligations of all Borrowers hereunder and payment of all amounts due to Amex from all Borrowers under this Agreement. All representations, warranties, covenants, waivers and indemnities set forth in this Agreement shall be joint and several. Each Borrower’s obligations to Amex under this Agreement shall continue until the Outstanding Balance is paid in full. . 19. JURY TRIAL AND CLASS ACTION WAIVERS. EACH PARTY HERETO: (a) HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION CONTROVERSY OR PROCEEDING OF ANY KIND ON ANY MATTER ARISING OUT OF, RELATING TO, IN CONNECTION WITH, OR INCIDENT TO THIS AGREEMENT OR ANY TRANSACTIONS IT CONTEMPLATES OR THE ENFORCEMENT HEREOF, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW OR DEEMED BY A COURT OF LAW TO BE AGAINST PUBLIC POLICY; AND (b) HEREBY WAIVES ANY RIGHT TO ASSERT ANY CLAIMS AGAINST ANY OTHER PARTY AS A REPRESENTATIVE OR MEMBER IN ANY CLASS OR REPRESENTATIVE ACTION, EXCEPT WHERE SUCH WAIVER IS PROHIBITED BY LAW AGAINST PUBLIC POLICY. TO THE EXTENT ANY PARTY IS PERMITTED BY LAW OR COURT OF LAW TO PROCEED WITH A CLASS OR REPRESENTATIVE ACTION AGAINST ANY OTHER PARTY, THE PARTIES HEREBY AGREE THAT: (i) THE PREVAILING PARTY SHALL NOT BE ENTITLED TO RECOVER ATTORNEYS’ FEES OR COSTS ASSOCIATED WITH PURSUING THE CLASS OR REPRESENTATIVE ACTION (NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT); AND (ii) THE PARTY WHO INITIATES OR PARTICIPATES AS A MEMBER OF THE CLASS WILL NOT SUBMIT A CLAIM OR OTHERWISE PARTICIPATE IN ANY RECOVERY SECURED THROUGH THE CLASS OR REPRESENTATIVE ACTION. THE PARTIES HERETO ACKNOWLEDGE THAT EACH MAKES THESE WAIVERS KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH THEIR ATTORNEYS. 20. GOVERNING LAW; JURISDICTION; SERVICE OF PROCESS. THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ALL ISSUES CONCERNING THE VALIDITY OF THE AGREEMENT AND THE LOAN TRANSACTION THAT IT CONTEMPLATES, THE

Page 9 of 17 v1APMLA-160601 CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF US, YOU AND PRINCIPAL(S) (EACH, A “PARTY” AND COLLECTIVELY, THE “PARTIES”), SHALL BE GOVERNED BY AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF UTAH, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS AGREEMENT IS ENTERED INTO AND PERFORMED IN THE STATE OF UTAH. You and Principal(s) further irrevocably and unconditionally consent and submit to the jurisdiction of any state or federal court located in the State of Utah, the State of New York and the State of the principal place of business of the Borrower to resolve any suit, action, controversy, or proceeding of any kind between or among the Parties, arising out of or related to this Agreement. You and Principal(s) hereby agree that any of the above-named courts shall be a convenient forum for any such suit, action, controversy, or proceeding of any kind between or among the Parties, arising out of or related to this Agreement. You and Principal(s) waive, to the fullest extent permitted by law, (a) any objection that you or Principal(s) may now or later have to the laying of venue of any suit, action, controversy, or proceeding arising out of, relating to, in connection with, or incident to this Agreement or any of the transactions it contemplates in any of the above-named courts, (b) any objection to personal jurisdiction applying in any such court, and (c) any claim that any such suit, action, controversy or proceeding brought in any such court has been brought in an inconvenient forum. You and Principal(s) agree that service of process in any such suit, action, controversy, or proceeding may be served on any of them by mailing or delivering a copy of the process to any of the addresses set forth in this Agreement or any other address You or Principal(s) has provided to us. Nothing set forth in this section affects the right to serve process in any other manner permitted by law. You and Principal(s) understand and agree that: (i) we are located in the State of Utah; (ii) we make all credit decisions from our office in Utah; (iii) the loan hereunder is made in Utah (that is, no binding contract will be formed until we receive and accept your signed Agreement in Utah); and (iv) your payments are not accepted until we receive them in Utah. 21. Facsimiles, Electronic Images, Electronic Signatures, and Counterparts. This Agreement (or any agreement or document required by this Agreement, or any amendment to this Agreement) may be executed in as many counterparts as necessary or convenient, including both counterparts that are executed on paper and counterparts that are electronic records and executed electronically, and each executed counterpart shall be deemed an original. All such counterparts shall constitute one and the same agreement. Delivery of a manually executed paper counterpart of this Agreement (or of any agreement or document required by this Agreement, or any amendment to this Agreement) by telecopy or other electronic imaging means shall be as effective and enforceable as delivery of such manually executed paper counterpart of this Agreement. 22. IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT AT AMERICAN EXPRESS BANK, FSB. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person and entity that opens an account or establishes a relationship with us, including name, address, date of birth, social security or tax identification number and other information that will allow us to verify your and/or its identity. We may also ask you to provide identifying documents. 23. Setoff. In addition to any rights and remedies of Lender provided by law, upon the occurrence and during the continuance of any Event of Default, Lender and any affiliate of Lender is authorized at any time and from time to time, but without prior notice to Borrowers (any such notice being waived by the Borrowers), to the fullest extent permitted by law, to recoup from, setoff against and apply any and all deposits at any time held by, funds in the possession of, and other indebtedness or obligations at any time owing by, Lender or such affiliate to or for the credit or the account of Borrowers against any and all obligations owing to Lender hereunder, now or hereafter existing, irrespective of whether or not Lender shall have made demand under this Agreement and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit, funds or indebtedness. 24. Interpretation; Miscellaneous. The provisions of this Agreement shall be severable and if any provision shall be invalid, void or unenforceable in whole or in part for any reason, the remaining provisions shall remain in full force and effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns (subject nevertheless to restrictions provided in Section 13). This Agreement, together with the other agreements and instruments mentioned herein or executed by you contemporaneously herewith, constitutes the entire agreement of the parties and we shall not be charged with any agreement or representation not contained in a signed record executed by us as provided herein. All rights and obligations of AETRS, Lender, our affiliates and the Borrowers concerning Card acceptance continue to be governed by the terms of the Card Acceptance Agreement. Absent manifest error, our records shall be conclusive evidence with respect to the matters governed by this Agreement (including the total amount of the Loan Remittances paid to us) but the failure to record any such amount in such records or otherwise shall not limit or affect your obligations or our rights hereunder. Whenever terms such as “include” or “including” are used in herein, they shall mean “include” or “including,” as the case may be, without limiting the generality of any description or word preceding such term. Whenever terms such as “acceptable to us” or “to our satisfaction” are used or we are granted the contractual right to choose between alternatives or express our opinion, the satisfaction, choices and opinions are to be made in our sole and absolute discretion. The captions or headings herein are made for convenience and general reference only and shall not

Page 10 of 17 v1APMLA-160601 be construed to describe, define or limit the scope or intent of the provisions of such document. As used herein, all masculine pronouns shall include the feminine or neuter, and all singular terms the plural forms thereof, and vice versa. Any exhibits annexed hereto are incorporated herein and made a part hereof as if contained in the body of this Agreement. All references to sections shall be deemed to refer to sections of this Agreement, unless otherwise expressly provided, whether or not “hereof,” “above,” “below” or like words are used. This Agreement has been drafted by our counsel as a convenience to the parties only and shall not, by reason of such action, be construed against us or any other party. For Agreements for which the Borrower signs in Florida: Florida documentary stamp tax required by law has been paid or will be paid directly to the Florida Department of Revenue. Certificate of Registration No. 78-8016610860-5. [remainder of page left blank; signature pages follow]

Page 11 of 17 v1APMLA-160601 By signing below, I represent that I have read this entire Agreement, received a copy for the Borrower’s records and am authorized to sign for the Borrower and sign on behalf of myself and the Borrower. I understand that Lender intends to use information about me personally, including reports on me from consumer reporting agencies, to evaluate the Borrower’s creditworthiness. I hereby authorize Lender to request reports on me from consumer reporting agencies from time to time. I authorize Lender to inform me directly about the contents of reports about me that Lender has requested from consumer reporting agencies. Such information will include the name and address of the agency furnishing the report. I also authorize Lender and its affiliates and subsidiaries to use and share information collected about me and the Borrower at any time for administrative, marketing and servicing purposes as permitted by law, including with referral sources and their partners. By signing below, the Borrower authorizes Lender to verify the information above, agrees to all of the terms of the Agreement and the offer to enter into the transaction it describes and to be bound by this Agreement. Borrower: STK MIDTOWN, LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Borrower: LITTLE WEST 12TH LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Borrower: STK MIAMI, LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Borrower: STK ATLANTA, LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Borrower: STK WESTWOOD, LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Officer (CEO, CFO, President, VP, etc.) Jonathan Segal Jonathan Segal Officer (CEO, CFO, President, VP, etc.) Officer (CEO, CFO, President, VP, etc.) Officer (CEO, CFO, President, VP, etc.) Jonathan Segal Jonathan Segal Jonathan Segal Officer (CEO, CFO, President, VP, etc.)

Page 12 of 17 v1APMLA-160601 Borrower: STK CHICAGO LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Borrower: STK ORLANDO LLC By: Print Name: Title: Signature on behalf of myself in my individual capacity and as an authorized signatory of the Borrower. Officer (CEO, CFO, President, VP, etc.) Jonathan Segal Officer (CEO, CFO, President, VP, etc.) Jonathan Segal

Page 13 of 17 v1APMLA-160601 For Lender’s Use Only: This Agreement has been received and accepted by Lender after being signed by Borrowers. By: Print Name: Title:

Page 14 of 17 v1APMLA-160601 SCHEDULE A Borrowers A. BORROWER INFORMATION Business Legal Name: STK MIDTOWN, LLC D/B/A: STK MIDTOWN State of Incorporation/Organization: NY Type of entity (check one): sole proprietorship other Physical address:1114 AVENUE OF THE AMERICAS ____________________________________________ City: New York___________________________ State: NY __ ____ Zip: _ 10036 ________ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 01/11 Federal ID or SS#: 271593725 Merchant #6319396024 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 6466246444 Fax: E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number:267090594 __________________ A. BORROWER INFORMATION Business Legal Name: LITTLE WEST 12TH LLC D/B/A: LITTLE WEST 12TH State of Incorporation/Organization: DE Type of entity (check one): sole proprietorship other Physical address: 26 Little West 12th St ___________________________________________________ City: ____ New York __________________________State: NY ____ ____ Zip: 10014 _______ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 08/06 Federal ID or SS#: 202872523 Merchant # 6314692039 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 6466246444 Fax: 2122559715 E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number:267090594 ________________ A. BORROWER INFORMATION Business Legal Name: STK MIAMI, LLC D/B/A: STK SOUTH BEACH State of Incorporation/Organization: FL Type of entity (check one): sole proprietorship other Physical address:2305 Collins Ave ___________________________________________ City: Miami Beach ______________________________ State: FL____ Zip: 33139 _________ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 09/09 Federal ID or SS#: 261285854 Merchant # 4099771867 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 3056046988 Fax: 3056046884 E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number: 267090594 _______________

Page 15 of 17 v1APMLA-160601 A. BORROWER INFORMATION Business Legal Name: STK ATLANTA, LLC D/B/A: STK ATLANTA State of Incorporation/Organization: GA Type of entity (check one): sole proprietorship other Physical address: 1075 Peachtree St NE STE 8_______________________________________________________ City: Atlanta_____________________________________ State: GA____ ____ Zip: 30309_________ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 11/11 Federal ID or SS#: 271714703 Merchant # 4103889036 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 6466242400 Fax: E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number: 267090594_________________ A. BORROWER INFORMATION Business Legal Name: STK WESTWOOD, LLC D/B/A: STK LOS ANGELES State of Incorporation/Organization: CA Type of entity (check one): sole proprietorship other Physical address: 930 Hilgard Ave_____________________________________________________ City: Los Angeles _____________________________________ State: CA____ ____ Zip: 90024________ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 09/14 Federal ID or SS#: 383938065 Merchant # 3040542433 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 6466242400 Fax: E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number:_026014588_______________ A. BORROWER INFORMATION Business Legal Name: STK CHICAGO LLC D/B/A: STK CHICAGO State of Incorporation/Organization: IL Type of entity (check one): sole proprietorship other Physical address: 9 W Kinzie St _______________________________________________________ City: Chicago___________________________________ State: IL____ ____ Zip: 60654_______ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 05/15 Federal ID or SS#: 352510100 Merchant # 3127730042 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 6466242400 Fax: 2122559715 E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number: 026014588__________________

Page 16 of 17 v1APMLA-160601 A. BORROWER INFORMATION Business Legal Name: STK ORLANDO LLC D/B/A: STK ORLANDO State of Incorporation/Organization: FL Type of entity (check one): sole proprietorship other Physical address: 1580 E BUENA VISTA DR_______________________________________________________ City: Orlando____________________________________ State: FL ____ Zip: 32830_________ Mailing address:__411 W 14TH ST FL 2_________________________________________________________________________ City: ___ New York _____________________________________________ State: NY __ Zip: __10014__________ Date business started (mm/yy): 11/15 Federal ID or SS#: 611735471 Merchant # 2097259345 Contact name: Jonathan Segal Position: Officer (CEO, CFO, President, VP, etc.) Phone: 6466242400 Fax: 0 E-mail: DGarrecson@togrp.com________________________________________________________________________ Web Site: _________________________________________________________________________________________________ Bank name: Bankunited ABA (Bank Routing) Number:__ 026014588________________

Page 17 of 17 v1APMLA-160601 SCHEDULE B Estimated Cumulative Repayment Schedule